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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 11, 2005
                Date of Report (Date of earliest event reported)

                                 CNB CORPORATION
             (Exact name of registrant as specified in its charter)

         Michigan                           0-28388             38-2662386
(State or other jurisdiction of          (Commission        (I.R.S. Employer
incorporation or organization)           file number)      Identification No.)

                    303 North Main Street, Cheboygan MI 49721
          (Address of principal executive offices, including Zip Code)

                                 (231) 627-7111
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. Other Events

On July 11, 2005, CNB Corporation ("Registrant") issued a quarterly shareholder brochure in which it announced earnings for the second quarter of 2005.

A copy of the information contained in the Registrant's brochure is attached hereto as Exhibit 99 and is hereby incorporated by reference into this Form 8-K, and made a part hereof.


ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 Quarterly brochure of CNB Corporation dated July 11, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CNB Corporation
                                  (Registrant)

                                  /s/ James C. Conboy, Jr.
                                  -------------------------------------
                                  James C. Conboy, Jr.
                                  President and Chief Executive Officer

Dated: July 11, 2005


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                                 Exhibit Index



Exhibit
No.               Description
-------           -----------
Exhibit 99        Quarterly brochure of CNB Corporation dated July 11, 2005